POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Laura Finney or
Cecilia Webb, his or her true and lawful attorney-in-fact ("Attorney"), with full power of substitution, to do the following acts and things or any of them in his or her name and on his or her behalf:

       1.    To execute for and on behalf of the undersigned, in the undersigned's capacity as a director or executive officer of MidSouth Bancorp, Inc. (the "Company"), any and all Reports on Form 3, 4 or 5 in accordance with Section 16 (a) of the
    Securities and Exchange Act of 1934 and the rules thereunder;
       2.    To do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Reports on Form 3, 4 or 5 and to timely file such Reports with the Securities and Exchange Commission and any other authority; and
       3.    To take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this
    Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in her discretion.

The undersigned hereby grants to Attorney full power and authority to do and perform each and every act and thing requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, with full power of substitution or revocation, hereby ratifying and confirming all that
Attorney shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this
24th day of April, 2019.

/s/ James R. Davis, Jr.

Name: James R. Davis, Jr.
Title: Director